Exhibit 99.1
E U R O P E A N I N V E S T O R M E E T I N G S M A R C H 2 0 0 6

TESORO'S BUSINESS

KENAI, AK 72 mbpd KAPOLEI, HI 94 mbpd ANACORTES, WA 115 mbpd MANDAN, ND 58 mbpd SALT LAKE CITY, UT 58 mbpd MARTINEZ, CA 166 mbpd TESORO REFINING SYSTEM

Chevron Tesoro BP Koch Conoco Phillips Shell Valero Exxon Mobil 602 563 498 475 422 397 231 210 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Alaska 2001 Utah & North Dakota 1998 Hawaii & Washington 2002 California NOTE: Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN as reported by EIA as of January 1, 2005 for companies other than Tesoro. CORE MARKET REFINING CAPACITY Thousands Of Barrels Per Day

Crude Flexibility Production Matched to Demand Margins Reliability People WHAT INDUSTRY FACTORS ARE IMPORTANT TO CREATE FREE CASH FLOW?

Corporate Denver Calgary Singapore Crude Trading Office Refinery CRUDE FLEXIBILITY

16% Other 13% Jet 23% Gasoline 25% CARB Gasoline 15% Diesel OUTPUT 8% CARB Diesel SYSTEM INPUT / OUTPUT Percentages based on refinery configurations 2nd Qtr 3rd Qtr 4th Qtr Heavy Sour 4 27.4 90 20.4 Heavy Sweet 50 38.6 34.6 31.6 Light 46 46.9 45 43.9 Gasoline 24 4% Other 46% Light 50% Heavy Sour INPUT

PRODUCTION MATCHED TO DEMAND State Demand HAWAII CALIFORNIA Gasoline Jet Diesel Other State Demand 0.23 0.27 0.26 0.24 Tesoro Production 0.23 0.27 0.26 0.24 Kapolei Production Gasoline Jet Diesel Other State Demand 0.62 0 0.25 0.13 Tesoro Production 0.23 0.27 0.26 0.24 Gasoline Jet Diesel Other State Demand 0.27 0.3 0.18 0.25 Tesoro Production 0.23 0.27 0.26 0.24 Source: EIA for 2004 State Demand Golden Eagle Production Gasoline Jet Diesel Other State Demand 0.58 0.14 0.15 0.13 Tesoro Production 0.23 0.27 0.26 0.24 Gasoline Jet Diesel Other State Demand 0.27 0.3 0.18 0.25 Tesoro Production 0.23 0.27 0.26 0.24

MARGINS 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Group 3 4.99 5.15 5.72 5.96 7 8.3 5.36 6.91 11.57 8.15 5.57 7.91 11.53 16.67 12.05 PNW 6.87 6.31 5.75 8.43 7.58 10.82 7.91 10.1 18.72 14.18 12.87 16.66 19.68 23.43 14.34 West Coast 5.3 5.65 7.08 6.99 6.57 10.1 10.46 14.29 23.75 18.26 16.85 18.91 21.38 25.43 14.97 USGC Source: Platts / OPIS SPREADS CONTINUE TO STRENGTHEN

Trailing 4-Quarter Average Throughput mbpd 2003 2004 2005 RELIABILITY

TESORO'S EXPERIENCED OPERATING TEAM All Star Operations Team Bill Finnerty, EVP & COO - 36 years Previous Experience: Texaco, Equiva Trading, ChevronTexaco Chuck Flagg, SVP Supply & Optimization - 31 years Previous Experience: Texaco, Shell Bill Haywood, SVP Refining - 33 years Previous Experience: Mobil, Ultramar Diamond Shamrock Dan Porter, SVP Marketing - 28 years Previous Experience: BP, Amoco

REFINING FUNDAMENTALS

$0 $8 Source: Platts / OPIS Gulf Coast 3:2:1 Crack U.S. REFINING MARGINS HAVE EXHIBITED 4 MAJOR PHASES SINCE DECONTROL $1 $2 $3 $4 $5 $6 $7 1987-1990 PHASE II 1982-1986 PHASE I 1991-1999 PHASE III 2000-2004 PHASE IV $ per barrel Low Utilization Commodity Gasoline Unleaded Gasoline Oxygenates Required Expansions Commodity Gasoline Full Utilization Regional Specs Import Dependence

demand in mmbpd U.S. GASOLINE DEMAND HAS GROWN IN ALL 4 PHASES Source: EIA & Federal Highway Administration 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Demand 6.539 6.622 6.693 6.831 7.034 7.206 7.336 7.328 7.235 7.188 7.268 7.476 7.601 7.789 7.891 8.017 8.253 8.431 8.472 8.61 8.848 8.935 9.105 9.129 1987-1990 PHASE II 1982-1986 PHASE I 1991-1999 PHASE III 2000-2004 PHASE IV Fuel Efficiency Standards

Source: EIA / Tesoro GROWTH IN U.S. GASOLINE DEMAND SUPPLIED BY: 6 21 109 40 (73) 103 PHASE III 60 (6) 66 - (12) 108 PHASE IV 32 38 Imports - - Oxygenates 33 - Capacity Additions 141 275 Utilization Rate (108) (180) Refinery Closures 98 133 Demand Growth PHASE II PHASE I annual change In mbpd

GLOBAL BALANCE ASSUMPTIONS Annual Demand Growth Distillate = 2.5 % Gasoline = 1.9 % Annual Creep Rate Distillate = 1.1 % Gasoline = 0.5 % Projects Source: Purvin & Gertz, PIRA, Tesoro

v1 v2 v1 v2 v3 v1 v2 v3 v1 v2 v3 v1 v2 v3 v1 v2 v3 Crude 1776 536 358 342 251 285 616 612 578 889 978 150 682 578 1375 1300 2800 Conversion 1808 1248 637 867 878 166 273 378 118 202 217 69 221 244 574 401 733 Hydrotreating 924 924 2849 1510 924 985 1427 1676 118 317 339 276 312 318 492 444 558 2005 2006 2007 2008 2009 2010 V = O&GJ Data WORLD REFINING MAJOR PROJECTS ARE BEING DELAYED Source: Oil & Gas Journal 10 Year Historical Avg

v1 v2 v1 v2 v3 A v1 v2 v3 A v1 v2 v3 A v1 v2 v3 A v1 v2 v3 A A Crude 1776 536 358 342 251 757 285 616 612 896 578 889 978 1288 150 682 578 708 1375 1300 2800 4732 800 Conversion 1808 1248 637 867 878 1518 166 273 378 421 118 202 217 276 69 221 244 284 574 401 733 1254 223 Hydrotreating 924 924 2849 1510 924 924 985 1427 1676 2635 118 317 339 358 276 312 318 336 492 444 558 581 254 Source: Oil & Gas Journal 2005 2006 2007 2008 2009 2010 A = Announced V = O&GJ Data MORE PROJECTS HAVE BEEN ANNOUNCED THAN WILL BE BUILT 10 Year Historical Avg

U.S. GASOLINE DEMAND CAN GROW EVEN WITH HIGH PRICES J F M A M J J A S O N D Demand Change 0.804135554 -0.452591084 -0.3 0.043830813 0.84976577 0.622184081 1.00459549 1.361638255 -1.308929562 -0.923381335 1.358365544 0.8 Price 187.5 195.3 212 228.4 220.5 219.8 233.3 252.9 295.1 276.5 230.3 222.9 Source: EIA/OPIS 2005 Data

CURRENT MTBE USES/SOURCES 2004 Merchant Plants 81 Refinery Units 50 Imported 42 In RFG Imports 23 Total Gasoline Containing MTBE = 1633 MBPD = 18 % Demand Source : EIA

RENEWABLE FUELS MANDATE ETHANOL EQUIVALENTS 2005 2006 2007 2008 2009 2010 2011 2012 BGPY 3.7 4 4.7 5.4 6.1 6.8 7.4 7.5 Source : NPRA

ENERGY BILL NET VOLUME EFFECT 2006 2007 2008 2009 2010 2011 2012 Net Vol -94 -130 -18 94 140 179 184

GULF COAST 3:2:1 CRACK 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Actual 4.76 4.79 3.66 5.1 6.75 11.89 Base 11.89 6.98 7.23 7.72 7.96 8.28 8.37 Construction 11.89 6.81 7.16 7.16 6.47 6.7 4.4 Demand 11.89 6.49 6.34 6.34 6.07 5.98 5.59 $/bbl Source: Platt's/ Tesoro

REFINING CONCLUSIONS U.S. import dependence has resulted in high refinery margins New refinery projects are not sufficient to meet product demand growth in the near term U.S. gasoline demand growth can continue even at relatively high prices Refinery margins should continue at higher than historic levels through 2010 The 2005 energy bill will result in a net volume loss through 2008

TESORO'S FINANCIAL STRENGTH

2001 2002 2003 2004 2005 Throughput (mbpd) 290.1 435.0 488.2 520.4 529.6 Revenue ($ in billions) $ 5.2 $ 7.1 $ 8.8 $ 12.3 $ 16.6 EBITDA(a) ($ in billions) $ 0.3 $ 0.1 $ 0.5 $ 0.9 $ 1.2 ROCE(a) (%) 8.5% (0.8%) 7.7% 17.4% 25.7% Shares (in millions) 41.4 64.6 64.8 66.8 69.3 Market Cap ($ in billions) $ 0.5 $ 0.3 $ 0.9 $ 2.1 $ 4.3 Enterprise Value ($ in billions) $ 1.7 $ 2.3 $ 2.6 $ 3.3 $ 5.3 TESORO IS STRONGER THAN EVER See appendix for footnotes. Enterprise Value is calculated as Tesoro's closing share price at year-end times Tesoro's total basic shares outstanding plus outstanding total debt. (b)

2001 2002 2003 2004 2005 TD:TC 60% 69% 62% 48% 36% TD:EBITDA 4.1x 17.6x 3.3x 1.4x 0.9x EBITDA:CASH INTEREST 7.0x 1.0x 3.1x 6.1x 12.0x Credit Facilities ($ in millions) $ 175 $ 225 $ 500 $ 750 $ 915 Cash ($ in millions) $ 52 $ 110 $ 77 $ 185 $ 440 Liquidity ($ in millions) $ 226 $ 275 $ 345 $ 594 $ 999 TESORO IS STRONGER THAN EVER Liquidity represents our total unused credit available under our credit agreement and letters of credit agreement plus cash. (a)

6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 TODAY Debt 2.0604 2.0512 1.9767 1.906 1.7348 1.6111 1.6088 1.6102 1.6115 1.2171 1.218 1.227 1.13 1.132 1.0438 1.0438 Market Cap 0.50065 0.18088 0.291992 0.478632 0.4455488 0.547 0.944 1.23 1.819 1.961 2.129 2.526 3.038 3.613 4.265 4.06 Total Debt 2002 2003 2004 2005 06 Market Cap STRONGER THAN EVER CREATED OVER $5 BILLION OF ENTERPRISE VALUE

Full Year 2005 SUNOCO TESORO VALERO(a) Complexity 8.0 8.5 10.8 2005 EBITDA per BBL of Daily Throughput(b) $ / bbl $ 2,210 $ 2,291 $ 2,584 Includes Premcor from 09/01/05-12/31/05 as included in Valero's 3Q 10-Q and fourth quarter earnings reports. EBITDA for our peers is calculated in a similar manner as Tesoro's calculation. See appendix for calculation of Tesoro's 2005 EBITDA. Source: Oil & Gas Journal STRONGER THAN EVER ASSETS THAT HAVE PROVEN EARNINGS STRENGTH

Sources Uses East 1213 327 West 66 289 North 277 North 101 15 14 255 EBITDA $1,213 Change in Working Capital / Other $65 Capex $327 Taxes $289 Interest $101 Dividend $14 Stock Buyback $15 Build in Cash $255 Debt Reduction(a) $277 SIGNIFICANT FREE CASH FLOW Sources and Uses January 1 - December 31, 2005, $ in Millions Debt Reduction of $277 million includes financing costs of $86 million

WHAT'S NEXT Use excess cash flows from operations in a balanced way to create further shareholder value Dividend growth Repurchase shares Strategic capital investments

BALANCED USE OF CASH FOCUSED ON INCREASING SHAREHOLDER VALUE 2005 2006 Dividends Strategic Capex Share Buyback(a) Debt Reductions State Demand 28 378 185 277 Tesoro Production 0.23 0.27 0.26 0.24 Dividends Strategic Capex Share Buyback Debt Reductions State Demand 14 51 15 277 Tesoro Production 0.23 0.27 0.26 0.24 * Strategic Capex includes Major Projects and Economic Projects, excluding Turnarounds & Catalyst, EH&S & Sustaining and Capitalized Interest and Labor (a) Includes remaining availability of Authorized Share Repurchase Program Assumes annual dividend of $0.40/share Dividends Strategic Capex Share Buyback Debt Reductions State Demand 14 63 15 277 Tesoro Production 0.23 0.27 0.26 0.24 (a) (b) $ in Millions

DIVIDENDS * Calculated using First Call EPS and Stock Price on 2/14/2006 ** Yield is the average of the 386 dividend paying stocks in the S&P 500 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% SUN - $1.00 VLO - 24¢ TSO - 40¢ S&P 500** Yield* 0% 7% 14% 21% 28% Payout* 35% Tesoro's Dividend Yield & Payout vs. Peers on an Annualized Basis

REPURCHASE SHARES Available Cash in Stock Repurchase Program as a % of Market Cap* SUN VLO TSO East 0.03 0.012 0.046 * Calculated on 12/31/05 as Cash Available for Stock Repurchase Program in 2006 / Market Capitalization on 2/15/06

STRATEGIC CAPITAL INVESTMENTS Operate our facilities in a safe, reliable, and environmentally responsible way Improve profitability by achieving greater operational and administrative efficiencies Expand and upgrade Anacortes Increase flexibility and add selective enhancements at Golden Eagle Tighter return hurdles for economic capital at other refineries All other expenditures support operational excellence 3 Year overall payback from first dollar spent on economic projects

STRATEGIC CAPITAL INVESTMENTS

2006 - 2008 CAPEX Plan Summary, including Turnarounds

$ in millions	Actuals 2005	Budget 2006	Plan 2007	Plan 2008
Turnarounds & Catalyst	$ 65	$ 105	$ 49	$ 59
MAJOR PROJECTS				
Anacortes Coker Project	2	110	138	-
Kenai DDU	4	39	12	-
Golden Eagle Coker Modification	3	133	138	1
OTHER				
EH&S & Sustaining	198	162	124(1)	112(1)
Economic	42	96	59(1)	71(1)
Total Capital Expenditures, cash	$ 314	$ 645	$ 520	$ 243
Capitalized Interest & Labor	13	25	20	7
Total Capital Expenditures	$ 327	$ 670	$ 540	$ 250
Incremental EBITDA, base(2)			$ 160	$ 385
Incremental EBITDA, low(3)			113	205

(1) Preliminary estimates – subject to change, still reviewing other projects.
(2) Based on industry average crack spreads for the 24 months ended June 30, 2005 adjusted for Company estimates of the impact of the introduction of ultra-low sulfur fuels, the effective banning of MTBE in the United States in 2006, and potential turnaround delays.
(3) Similar to (2) above, but adjusted for a 0.5% demand reduction in each of gasoline and diesel demand growth rates going forward.

35

ANACORTES - DELAYED COKER PROJECT Scope 25 mbpd new delayed coker Total estimated cost $250 million*; $110 million* in 2006 Planned completion: December 2007 Benefits Quick return, high payback project Diversify earnings base Raw material flexibility - lower cost, heavier sour crude oils Gateway project to future high-return projects Project Status Technical definition in development Coker technology selected Selected early procurement: Coke drums ordered Permitting in progress * Excluding capitalized labor & interest

GOLDEN EAGLE - COKER MODIFICATION PROJECT Scope 50 mbpd delayed coker modification to existing fluid coker unit Total estimated cost $275 million*; $133 million* in 2006 Planned completion: December 2007 Benefits Raw material flexibility - lower cost, heavier crude oils Reduces maintenance and lower cost and less frequent turnarounds Produces less fuel gas & enables energy efficiency improvement projects Project Status Technical definition in development Coker technology selected Selected early procurement: Coke drums ordered * Excluding capitalized labor & interest

KENAI - ULTRA LOW SULFUR DIESEL PROJECT DDU Site Scope 10 mbpd diesel de-sulfurization unit Total estimated cost $55 million*; $39 million* in 2006 Planned completion: May 2007 Benefits Produce higher value Ultra-low Sulfur Diesel Only ULSD production in Alaska Project status Execution phase of detail design, procurement and construction Major equipment on order; field work has begun Flint Hills project commitment in place * Excluding capitalized labor & interest

SUMMARY Proven combination of great assets and smart people has generated significant free cash flow Outlook for cash flow generation and organic growth opportunities remains strong Excess cash flows will be used in a balanced way to create further shareholder value Tesoro is focused on safe, secure, and reliable operations

FORWARD-LOOKING STATEMENTS This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No person should rely solely on these materials in making any judgment concerning Tesoro Corporation.

APPENDIX

Slide 25 Return on capital employed (ROCE) is computed as (1) operating income net of income taxes divided by (2) average working capital (excluding cash and current maturities on long-term debt) plus average property, plant and equipment plus average other assets less average other liabilities. ROCE may not be calculated similarly by other companies. Additional Footnotes Appendix 1

Slide 25 & 29 Additional Footnotes Appendix 2